EQUITY	12 Months Ended
Dec. 31, 2022
EQUITY
EQUITY

18.EQUITY

Ordinary shares

KAH issued 74,035,502 ordinary shares to the former shareholders of Haitaoche in the Reverse Acquisition. The shareholders’ structure as of December 31, 2021 reflects the equity structure of the KAH, including the equity interests KAH issued to effect the reverse acquisition. The shareholders’ equity structures as of December 31, 2020 were presented after giving retroactive effect to the reverse acquisition of the Group that was completed on June 25, 2021. The comparative share capital amounts as of December 31, 2020 have been retroactively adjusted to reflect the legal capital of KAH.

Preferred shares

1)	Series D Preferred Shares

On March 31, 2021, KAH entered into a definitive securities purchase agreement with Renren Inc. (the “Holder”) and completed the closing on the same date.

Pursuant to the agreement, the Holder will invest $6,000 in newly designated Series D convertible preferred shares (the “Series D Preferred Shares”) of KAH. Major terms of the Series D Preferred Shares are as follows:

Conversion Rights: Series D preferred shares are convertible into 2,000,000 ordinary shares of KAH’s at a conversion price of $3.00, subject to customary adjustments. Each Preferred Share shall be convertible, at any time and from time to time from and after the applicable Issuance Date (April 8, 2021) at the option of the Holder into that number of ordinary shares.

Redemption Rights: the redemption included optional redemption and redemption on triggering events. With respect to optional redemption, KAH may deliver a notice to the Holders of its irrevocable election to redeem some or all of the then outstanding Series D Preferred Shares at any time after March 30, 2022. With respect to redemption on several triggering events, upon the occurrence of a Triggering Event, each Holder shall have the right, exercisable at the sole option of such Holder, to require the Company to redeem all of the Series D Preferred Shares.

The Series D Preferred Shares were considered as permanent equity since they were redeemable upon the occurrence of events that are within the Group’s control. The Group has issued 6,000 convertible preferred shares and received $6,000 as of April 8, 2021.

18.EQUITY-CONTINUED

2)	Series F Preferred Shares

On December 28, 2022, KAG entered into a definitive securities purchase agreement with Stanley Star Group Inc. (the “Holder”) and completed the closing on the same date. On March 24, 2023, KAG and Stanley Star entered into an amendment to the supplement agreement that modified specific terms of the $50 million preferred stock issued by the Company to Stanley Star. The Company issued $50,000,000 convertible preferred shares of the Company to Stanley Star as part of consideration of the divestment of the Disposal group (Note 4). Major terms of the Series F Preferred Shares are as follows:

Conversion Rights: Series F preferred shares are convertible into 50,000,000 ordinary shares of the Company at a conversion price of $1.00, subject to customary adjustments. Each Preferred Share shall be convertible, at any time and from time to time from and after the applicable Issuance Date at the option of the Holder into that number of ordinary shares.

Redemption Rights: the redemption included optional redemption and redemption on triggering events. With respect to optional redemption, the Company may deliver a notice to the Holders of its irrevocable election to redeem some or all of the then outstanding Series F Preferred Shares at any time after January 1, 2023. With respect to redemption on several triggering events, upon the occurrence of a Triggering Event, each Holder shall have the right, exercisable at the sole option of such Holder, to require the Company to redeem all of the Series F Preferred Shares.

The Series F Preferred Shares were considered as permanent equity since they were redeemable upon the occurrence of events that are within the Group’s control.

Warrants

1)	Issuance of ordinary shares and 2022 warrants

In January 2022, Suzhou government and its partners determined to invest RMB100 million (approximately $15.4 million) to subscribe for ordinary shares of the Company to support the electronic vehicles business and the first payment of RMB 30 million (approximately $4.6 million) of investment had been received in February 2022. In connection, on March 14, 2022, the Company issued 4,406,542 ordinary shares to Derong Group Limited (“Derong”), the entity designed by Suzhou government. The Company also committed and issued 6,500,000 warrant shares (“2022 Warrant) to Discover Flux Ltd, a warrant holder designated by Derong on July 3, 2022. Discover Flux Ltd has right to subscribe for the Company’s ordinary shares at an exercise price of $1.00 per share. The warrant shares were classified as equity and measured at relative fair value of $1,417 calculated using the Black-Scholes pricing model, which was recorded as warrant equity started from July 3, 2022. The portion of the proceeds of $3,298 was allocated to the issued ordinary shares.

The Company paid issuance cost of amount $1,575 associated with the RMB 100 million investment after the first payment of RMB 30 million was received. $472 of the issuance cost was allocated to the warrant shares and ordinary shares based on assessed fair value of warrant shares and residual proceeds allocated to the ordinary shares, compared to total proceeds received. Issuance costs associated with warrant and ordinary shares were an offset to additional paid-in capital. The $1,103 of the issuance cost was presented as general and administrative expenses in the balance sheet statement as of December 31, 2022 due to the uncertainty of the remaining investment of RMB 70 million.

18.EQUITY-CONTINUED

The fair value of the warrants as of July 3, 2022 were calculated using the Black-Scholes pricing model with the following assumptions:

As of July 3, 2022
2022 Warrant
Risk-free rate of return	2.60%
Estimated volatility rate	57.21%
Dividend yield	0%
Spot price of underling ordinary share	1.035
Exercise price	$1
Fair value of warrant	$2,027

2)	2019 warrants

As of December 31, 2022, there were 11,957,008 warrants outstanding, which was issued by KAH and consist of  10,318,145 warrants which were issued with units in the initial public offering (“IPO”) of KAH in 2017, 1,000,000 warrants issued with units upon the conversion of convertible loan of Kunlun Tech Limited, 263,863 warrants issued to Shareholder Value Fund and 375,000 warrants issued with units for share subscription of E&A Callet Investment Limited (collective the “2019 Warrants”).

Each whole warrant that was issued with units in the IPO and issued with units to the 2019 Warrants is exercisable for one ordinary share at a price of $11.50 per full share. The warrants may only be exercised for whole numbers of shares. The 2019 Warrants became exercisable on April 30, 2019 and have a term of five years from April 30, 2019.

The Group may redeem the outstanding 2019 Warrants, in whole and not in part, at a price of $0.01 per warrant:

●	at any time while the 2019 Warrants are exercisable,
●	upon a minimum of 30 days’ prior written notice of redemption,
●	if, and only if, the last sales price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30- trading day period ending three business days before the Group sends the notice of redemption, and
●	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such 2019 Warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Group calls the 2019 Warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.”

The 2019 Warrants were recognized as an equity instrument as it meets all of the criteria for equity classification and is classified within equity as additional paid-in capital.

18.EQUITY-CONTINUED

Options

There was a call option purchased by the IPO underwriter of KAH in 2017, which is exercisable at $10.00 per Unit to purchase up to 900,000 Units (or an aggregate exercise price of $9,000,000). The option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement related to the initial public offering of KAH (i.e., expires by October 2022).

Statutory reserve and restricted net assets

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, the Group’s subsidiaries and VIE entities located in the PRC, are required to provide for certain statutory reserves. The statutory reserve fund required to reserve 10% of their net profit after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year. The profit arrived at must be set off against any accumulated losses sustained by the Group in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the registered capital. This statutory reserve is not distributable in the form of cash dividends.

Relevant PRC statutory laws and regulations permit the payment of dividends by the Group’s PRC subsidiary only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Furthermore, registered share capital and capital reserve accounts are also restricted from distribution. As a result of these PRC laws and regulations, the Group’s PRC subsidiary is restricted in their ability to transfer a portion of their net assets to the Group either in the form of dividends, loans or advances. The Group’s restricted net assets, comprising of paid-in-capital and statutory reserve of Group’s PRC subsidiary, were $117,085 and $121,656 as of December 31, 2021 and December 31, 2022, respectively.